Exhibit 99.1

Helmerich & Payne, Inc. Howard Weil Energy Conference New Orleans – April 2, 2007 Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company’s Form 10-K filed with the Securities and Exchange Commission on December 13, 2006.

About H&P Drilling since 1920 Designing and building FlexRigs since 1997 Over 250 rig-years of FlexRig operations The most modern land rig fleet in the industry An organizational structure designed to support rigs with state-of-the-art technology People committed to quality and safety

H&P’s Global Rig Fleet 200 Total Rigs International 28 U.S. Offshore 8 Additional ** FlexRigs 29 Mobile & Conventional 40 Existing * FlexRigs 95 U.S. Land 164 * As of March 31, 2007. ** 27 scheduled for delivery during the remainder of 2007, and two in early 2008.

 Evolution of H&P’s Global Fleet * Includes commitments for 75 new builds. 200 193 151 128 130 127 90 77 89 88 96 111 0 20 40 60 80 100 120 140 160 180 200 FY1997 1998 1999 2000 2001 2002 2003 2004 2005 2006* 2007E* 2008E* Fiscal Year (Ending Sept 30) Rigs Available International U.S. Offshore U.S. Land

 Growth in H&P’s U.S. Land Fleet * Includes commitments for 74 new builds to enter the U.S. land market. Depth Capacity (in Feet) 164 155 113 90 90 83 36 30 40 39 49 66 0 20 40 60 80 100 120 140 160 FY1997 1998 1999 2000 2001 2002 2003 2004 2005 2006* 2007E* 2008E* Fiscal Year (Ending Sept 30) U.S. Land Rigs 18 - 25,000'+ 8 - 18,000' (Mobile & FlexRigs 1, 2 & 3) 4 - 14,000' (FlexRig4)

What happens in today’s moderating U.S. land market?

 Create value through efficiency and safety Provide the most innovative and advanced rigs Structure the organization required to support them Drive customers’ total well costs down Seize opportunities to expand market share Deliver premium margins and sustainable growth to shareholders H&P’s Differentiated Approach

Customer Sponsored Growth in the U.S. New Builds with Customer Commitments Growth Sponsored by Customers (Using Company's 2005 U.S. Land Fleet as Base) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% PTEN UNT GW NBR HP Sponsored Growth in U.S. Land Fleet

Quarterly Rig Activity Growth Attrition? Growth in U.S. Land Average Rig Activity -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% GW NBR PTEN UNT HP BHI Land Rig Count Growth in Average Active Rigs (Sequential Change Quarter to Quarter) Growth from Jun 2006 to Sep 2006 Quarters Growth from Sep 2006 to Dec 2006 Quarters

Technology and Quality Service Make a Difference U.S. Land Daywork Drilling Margins Quarter Ending December 31, 2006 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 GW NBR PTEN UNT FlexRig3 Estimated Average Daily Margins

Peer Group Cash Flow Growth Comparison Analyst Estimates CY2006-CY2007 CPS Growth (First Call Consensus, Mar 28 2007) -30% -20% -10% 0% 10% 20% 30% 40% PTEN GW UNT NBR HP

The BH U.S. Land Rig Count is Not Declining 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Mar-99 Jun-99 Sep-99 Dec-99 Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Quarter Ending Baker Hughes U.S. Land Average Rig Count $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 H&P's U.S. Land average rig margin per day H&P's U.S. Land average rig margin per day Baker Hughes U.S. Land Rig Count

 Retooling effort continues New and improved rigs replacing old and tired rigs Rig count remains high Spot dayrates remain historically high, but continue to decline Trend is toward more technically challenging drilling U.S. Land Drilling Market

Market segmentation will continue Operators remain focused on efficiency and associated cost savings Long view of most customers provides an opportunity to high-grade their rig rosters U.S. Land Drilling Market

 Solid H&P customer base (over 80% super majors, majors and other large operators) Term contracts (over 50% of potential fiscal 2007 H&P U.S. land activity is already contracted) Continued growth expected (over forty FlexRigs are expected to be deployed during fiscal 2007) Quality of fleet on spot market (35 of 61 H&P rigs in the U.S. land spot market are FlexRigs) Mitigated Impact to H&P if U.S. Land Slows Down

Helmerich & Payne, Inc. FlexRig4S in Western Colorado

H&P’s Operating Income * Excludes asset impairment charge. * H&P Segment Operating Income $0 $20 $40 $60 $80 $100 $120 $140 $160 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Quarter Ending Operating Income per Quarter (Millions) International U.S. Offshore U.S. Land

 Utilization remains high at 97% Although declining, spot dayrates remain historically high Rigs on term contracts 55% of currently active rigs are under term contracts 45 new FlexRigs delivered since January 2006 Expect average daily margins on term contracts to continue to increase H&P’s U.S. Land Operations

H&P U.S. Land Term Contracts H&P U.S. Land Rigs Currently on Term Contracts $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 FY2007 FY2008 FY2009 Estimated average rig margin per day on term contracts 0% 10% 20% 30% 40% 50% 60% 70% 80% Estimated % of potential revenue days contracted % on Term Estimated Daily Margins

 Utilization remains high at 96% Dayrates and margins expected to continue to improve FlexRig in Tunisia performing well and generating increasing market interest Actively seeking growth opportunities around the world H&P’s International Operations

International Rig Count Continues to Increase 300 350 400 450 500 550 600 650 700 750 800 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Quarter Ending Baker Hughes Average International Land Rig Count . $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 H&P's International Ops. average rig margin per day . . H&P's International Operations average rig margin per day Baker Hughes Average International Land Rig Count for Quarter .

 Successful closing of sale of two conventional platform rigs One platform rig transitioned to international operations segment Utilization now at 75% (6 of 8) Half of active platform rigs remain under low standby rates One rig is expected to be stacked during third fiscal quarter H&P’s U.S. Offshore Operations

 Construction program on schedule and on budget (As revised in August 2006) FlexRigs continue to outperform! FlexRig4 performance similar to FlexRig3’s Ample opportunity for further improvement FlexRig Construction and Performance

 FlexRig3 Performance Highlights of Rigs 210 – 253 1. Field Performance vs. customer’s planned drill curves  1316 complete wells as of 29 March 2007  859 wells (65%) under  38 wells (3%) on  419 wells (32%) over 2. 59% of FlexRig3s are currently drilling directional, more technically difficult wells.

 FlexRig4 Performance Highlights of FlexRig4s 1. Field Performance vs. customer’s planned drill curves  335 complete wells as of 29 March 2007  227 wells (69%) under  100 wells (31%) over 2. 89% of FlexRig4s are currently drilling directional, more technically difficult wells.

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

FlexRig4 – Early Performance Sample 0 2,000 4,000 6,000 8,000 10,000 0 2 4 6 8 10 12 14 16 18 20 Time (days) Depth (ft) 2005 Average Spud to Spud, Prior to H&P H&P Avg - Same Area (28 wells) ROCKY MOUNTAINS 39% Improvement

A Bi-directional Skidding System to Accommodate Multiple Row Well Pads

 New Builds – FlexRigs setting a new standard Safety – Doing what’s right and leading the way People – Attracting, training and retaining key people Drilling Efficiency – Delivering unprecedented value Term Contracts – Building on strong relationships Value Drivers in Line with H&P Strengths

H&P U.S. Land Markets - 2000

H&P U.S. Land Markets - 2007

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Additional References:

 Increasing focus on efficiency based on new technology Several step changes in drilling technology not available for older rigs Efficiency becoming essential in delivering total well cost savings Industry faces increasingly difficult technical challenges Mature drilling areas are becoming more technically challenging Unconventional gas plays require innovative, long-term solutions Old iron will eventually simply subside Is Retooling Necessary in U.S. and Abroad?

Impact of Increasing Rig Count on NG Production Total U.S. Natural Gas Production and Rig Count 43,000 45,000 47,000 49,000 51,000 53,000 55,000 57,000 59,000 61,000 63,000 Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Million Cubic Feet per Day - 200 400 600 800 1,000 1,200 1,400 1,600 Baker Hughes Gas Rig Count Total Daily Dry Gas Production (E.I.A.) Baker Hughes Gas Rig Count

FlexRigs in Demand for More Difficult Wells Active Land Rigs Drilling Horizontal or Directional Wells (Data Source: Smith International, Inc. - S.T.A.T.S. - 2/23/07) 0% 10% 20% 30% 40% 50% 60% 70% 80% U.S. Land Rigs, Industry Wide FlexRigs Percentage of Applicable Rig Fleet

Leader in New Ideas & Applied Technology Integrated Top Drive Mechanized Tubular Handling VFD AC Drawworks BOP Handling Joystick Controls Communications

Driller on a Conventional Rig vs. FlexRig

Roughnecks on a Conventional Rig vs. FlexRig

H&P’s Organizational Support Structure

INCIDENTS PER 200,000 MANHOURS MANHOURS WORKED (MM) H&P TRIR = 2.02 IADC 3Q06 TRIR = 5.67 U.S. Land Safety Performance (1994 – Nov 2006) 12-Month Rolling Average Recordable Incidence Rates Delivering Safety – H&P vs. Industry (IADC) 6.3 MM H&P MANHOURS 0 2 4 6 8 10 12 14 94 95 96 97 98 99 00 01 02 03 04 05 Nov- 06 ' YEAR Total Recordable Incidence Rate (TRIR) 0 1 2 3 4 5 6 7

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Average = 1.00) Actual Cost Per Man Hour Worked U.S. Land & Offshore Operations $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 COST/MAN HOUR $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 EMR* FY06 = .30 FY05 = .32 FY04 = .32 FY03 = .34 FY02 = .37 FY01 = .38 FY00 = .41 FY99 = .38 FY98 = .37

Personnel Development Center Health, Safety and Environmental (HSE) People Skills and Leadership Technical (Equipment Support) Administration (Payroll, Supply Chain)

Performance Example: H&P FlexRig3 East Texas 0 2,000 4,000 6,000 8,000 10,000 0 5 10 15 20 25 Time (days) Depth (ft) Competitor Avg. August 2002 H&P Best Well to Date • 93 wells completed (86 under target)

Best Value Example – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2006 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

 Value added from FlexRig3 operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Best Value Example – H&P vs. Competitors

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